EXHIBIT 10.1

                                  JOHN MCKENZIE
                  SENIOR VICE PRESIDENT - ALLIANCE & CPSG SALES
                                  2007 PAY PLAN

Term                          Three (3) years -
----

Salary                        $210,000 (3)
------

Auto Allowance                $500 per month
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Communications Allowance      $200 per month
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Disability                    one year's base salary
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Life Insurance                $500,000
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Signing Bonus                 6,250 restricted shares issued upon 1st
-------------                 anniversary (subject to four (4) year vesting
                              period)
                              6,250 restricted shares issued upon 2nd
                              anniversary (subject to four vesting period)



Quarterly Bonus based on Total Alliance Sales
---------------------------------------------

> xx million in sales =               $10,000
> xx million in sales =               $15,000
> xx million in sales =               $20,000

Quarterly Bonus based on Total SMB/Public Sector Service Revenues
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OEM warranty cannot be greater than xx% of service revenues

> xx million in sales =               $10,000
> xx million in sales =               $15,000
> xx million in sales =               $20,000

Quarterly Bonus based on Total SMB/Public Sector Product Revenues
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> xx million in sales =               $7,500
> xx million in sales =               $10,000
> xx million in sales =               $15,000

Annual Bonus  paid on SMB/Public Sector strategic HW and service deals ('NET
----------------------------------------------------------------------------
NEW'/INCREMENTAL)
-----------------
All deals must be approved by CEO

SERVICES
> xxx million annual value =          $10,000 cash
> xxx million annual value =          $15,000 cash
> xxx million annual value =          $20,000 cash
PRODUCTS
> xxx million annual value =          $5,000 cash
> xxx million annual value =          $10,000 cash
> xxx million annual value =          $15,000 cash



Annual bonus Based on Year End Company Results
----------------------------------------------
Minimum ofxxx% NBPT required

> xxx million in sales =               $25,000 + 10,000 options (1), (2)
> xxx million in sales =               $50,000 + 20,000 options (1), (2)
> xxx million in sales =               $75,000 + 30,000 options (1), (2)


(1) 50% of cash payout is subject to a three-year vesting period. Options to vest over a three-year period. Company reserves the right to issue restricted shares or other forms of consideration in lieu issuing stock options.
(2) Plan is subject to change in the event of a change in business model, acquisitions, etc.
(3) Agreement that employee is eligible for a total of six months severance if terminated without cause.